DATED 28 September 2007

____________________________

CHARGE
over registered shares
in Sinoenergy Holding Limited
____________________________

between

SINOENERGY CORPORATION
as Chargor

and

DB TRUSTEES (HONG KONG) LIMITED
as Security Agent

THIS CHARGE is dated 28 September 2007 and made between:

(1)	Sinoenergy Corporation, incorporated in the State of Nevada, United States of America, and having its registered office in 502 East John Street, Carson City, Nevada, 89706 (the "Chargor"); and

(2)
DB Trustees (Hong Kong) Limited, incorporated in Hong Kong, and having its registered office in 55th Floor Cheung Kong Center, 2 Queen’s Road Central, Hong Kong as trustee for the Purchasers (the "Security Agent").

BACKGROUND:

(A)	The Chargor, the Company and the Purchasers (as defined below), amongst others, have entered into a Notes Purchase Agreement (as defined below).

(B)
To secure the due and punctual payment of the Secured Liabilities (as defined below), it is the intention of the Chargor to mortgage and charge the Shares (as defined below) to the Security Agent in accordance with the terms of this Charge.

(C)	It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

(D)	The Security Agent holds the benefit of this Charge as agent for the Trustee who holds it on trust as security for, inter alia, the holders of Note Obligations under the terms of the Indentures.

(E)	This Charge is a Security Document as defined in the Indentures.

IT IS AGREED as follows:

1. INTERPRETATION

1.1 Definitions

Unless expressly defined in this Charge, capitalised terms defined in the Indentures shall have the same meaning in this Charge and the construction rules to references set out in the Indentures shall apply to such references in this Charge

In addition, in this Charge:

"Act"

means the Conveyancing and Law of Property Act (Cap. 220) of the BVI.

“Additional Shares”

means all shares in the capital of the Company which the Chargor owns in the future in addition to the Shares, including, but not limited to, additional shares issued to the Chargor in connection with any warrant, option, share split, issue of bonus shares or recapitalisation and all Related Rights thereto.

“BCA”

means the Business Companies Act, 2004 of the BVI.

“BVI”

means the British Virgin Islands.

"Company"

means Sinoenergy Holding Limited, a company incorporated in the BVI, with incorporation number 668551, having its registered office at Akara Bldg, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola.

“Convertible Notes”

means the US$14,000,000 3% Guaranteed Senior Convertible Notes due 2012 of US$100,000 principal amount each issued or to be issued by the Chargor and convertible into shares of common stock of the Chargor.

"Default Rate"

means 3.0%.

"Event of Default"

means:

(a) failure by the Chargor to pay any sum due under any of the Secured Liabilities on the due date for payment thereof;

(b) any representation or warranty given by the Chargor in this Charge or under or in connection with the Notes being or becoming incorrect, false or misleading in any material particular;

(c) any breach or failure to observe or perform any provision of this Charge or under or in connection with the Notes; or

(d) the Chargor (in relation to any law or jurisdiction):

(i)	being unable to pay its debts when due or being otherwise insolvent;

(ii)	resolving or taking any step or procedure, preparatory to or for stopping or suspending payments; and

(iii)	being subject to any order in respect of bankruptcy, winding-up, compromise with creditors, execution of judgement, sequestration or attachment of assets, or

(e) an Event of Default occurs and is continuing under either of the Indentures.

“Indentures”

means an indenture dated on or about the date of this Charge by and among the Chargor, the Company and the Trustee relating to the Senior Notes and an indenture dated on or about the date of this Charge by and among the Chargor, the Company and the Trustee in relation to the Convertible Notes.

“Notes”

means the Senior Notes and the Convertible Notes.

"Receiver"

means a receiver and manager or (if the Security Agent so specifies in the relevant appointment) a receiver, in either case, appointed under this Charge.

"Related Rights"

means (a) any dividend or interest paid or payable in relation to any Share, (b) any rights, money, shares or property accruing or offered at any time in relation to any Share by way of redemption, substitution, exchange, bonus or preference, under option rights or otherwise, and (c) allotments, offers and rights accruing or offered in respect of any of the Shares.

"Secured Liabilities"

means all sums, liabilities and obligations owed or payable by:

(a)	the Chargor under or in connection with the Notes; and
(b)	the Chargor to the Security Agent or any Receiver under or in connection with this Charge,

in each case, whether present or future, actual or contingent.

“Security Interest”

means any mortgage, pledge, lien, charge (fixed or floating), assignment, conditional or forward or prepaid sale, fiducia security, hypothecation, set-off or trust arrangement for the purpose of creating security, reservation of title or security interest or any other agreement or arrangement having a substantially similar effect.

"Security Period"

means the period beginning on the date of this Charge and ending on the date on which the Security Agent is satisfied that all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full.

“Senior Notes”

means the US$16,000,000 Guaranteed Senior Notes due 2012 of US$100,000 principal amount each issued or to be issued by the Chargor.

"Shares"

means 50,000 shares of par value US$1.00 representing the entire issued share capital of the Company and all warrants, options or other rights to subscribe for, purchase or otherwise acquire those shares.

1.2 Construction

(a)	In this Charge, unless the contrary intention appears, a reference to:

(i)	an “amendment” includes a supplement, novation or re-enactment and “amended” is to be construed accordingly;

“assets” includes present and future properties, revenues and rights of every description;

an “authorisation” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

a “person” includes any individual, company, unincorporated association or body of persons (including a partnership, joint venture or consortium), government, state, agency, international organisation or other entity;

a “regulation” includes any regulation, rule, official directive or guideline (whether or not having the force of law, but if not having the force of law, if compliance is customary) of any governmental, inter-governmental or supranational body, agency, department or regulatory or self-regulatory authority or organisation;

(ii)	a provision of law is a reference to that provision as amended or re-enacted;

(iii)	a Clause or a Schedule is a reference to a clause or schedule to this Charge;

(iv)	a person includes its successors, permitted transferees and assigns;

(v)	the singular shall include the plural and vice versa and words denoting the masculine gender shall include the feminine and neuter; and

(vi)	a document is a reference to that document as amended;

(b)	The word “including” is to be construed as being by way of illustration or emphasis only and is not to be construed as, nor shall it take effect as, limiting the generality of any foregoing words.

(c)	An Event of Default is “continuing” if it has not been remedied or waived.

(d)	The index to and the headings in this Charge are for convenience only and are to be ignored in construing this Charge.

(e)	Each mortgage, charge and assignment created under this Charge is made by the Chargor as beneficial owner in accordance with Section 27 of the Act.

(f)
If the Security Agent considers that an amount paid by the Company or the Chargor to the Security Agent under this Charge or the Indentures is capable of being avoided or otherwise set aside on the insolvency, liquidation or administration of the Company or the Chargor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this Charge.

2. COVENANT TO PAY

The Chargor covenants with and undertakes to the Security Agent to pay and discharge the Secured Liabilities when due in accordance with their terms or, if no time for payment is specified, immediately on demand by the Security Agent.

3. FIXED SECURITY

The Chargor, with full title guarantee and as security for the due and punctual discharge of all the Secured Liabilities, charges in favour of the Security Agent:

(a)	by way of a first equitable mortgage or first fixed charge all of the Shares and any Additional Shares; and

(b)	by way of a first fixed charge all Related Rights,

The Chargor acknowledges giving this Charge, incurring obligations and giving rights under this Charge for valuable consideration.

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties

The Chargor makes the representations and warranties set out in this Clause 4 to the Security Agent on the date of this Agreement and throughout the Security Period.

4.2 Status of Chargor

(a)	It is a limited liability company, duly incorporated and validly existing under the laws of the State of Nevada;

(b)	it has the power to own its assets and carry on its business, as it is being conducted; and

(c)	neither the Chargor nor any of the Chargor’s assets are subject to any immunity.

4.3 Powers and authority

The Chargor has the power to enter into, perform and deliver, and has taken all necessary action to enter into, perform and deliver this Charge and the transactions contemplated by this Charge.

4.4 Legal validity

This Charge constitutes the legal, valid and binding obligations of the Chargor enforceable in accordance with its terms and creates a first priority Security Interest over the Shares and the Related Rights.

4.5 Non-conflict

The entry into and performance by the Chargor of, and the transactions contemplated by, this Charge do not and will not:

(a)	conflict with any law or regulation or judicial or official order;

(b)	conflict with the constitutional documents of the Company; or

(c)	conflict with any document which is binding upon the Chargor or any of its assets.

4.6 Authorisations

All authorisations required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Charge have been obtained or effected (as appropriate) and are in full force and effect.

4.7 The Shares

(a)	The Chargor is the sole, absolute, legal and beneficial registered owner of, and has good title to, the Shares and the Related Rights;

(b)	the Shares represent the entire issued share capital of the Company;

(c)
the Shares and, to the extent applicable, the Related Rights, are fully paid and not issued in part or in whole in consideration for a promissory note or written obligation for payment of a debt and are not otherwise subject to forfeiture or compulsory redemption;

(d)	there are no covenants, agreements, conditions, interest, rights or other matters whatsoever which adversely affect the Shares and Related Rights;

(e)	the Shares are freely transferable on the books of the Company and no consents or approvals are required in order to register a transfer of the Shares;

(f)	the Shares and Related Rights are free from any Security Interest or any agreement to create any Security Interest, except those created by this Charge; and

(g)	the Chargor has received no notice of any adverse claims by any person in respect of the ownership of the Shares or the Related Rights or any interest in the Shares or the Related Rights.

4.8 The Company

(a)	The Company is a limited liability entity duly incorporated, validly existing and in good standing under the laws of the BVI;

(b)	The Company has the power and all necessary licences, permits and authorisations to own its assets and carry on its business as it is being conducted; and

(c)	neither the Company nor the Company’s assets are subject to any immunity.

4.9 No Default

No event is outstanding which constitutes (or, with the giving of notice, lapse of time, determination of materiality or the fulfilment of any other applicable condition or any combination of the foregoing, might constitute) a default under any document which is binding on the Chargor, the Company or any of their respective assets.

4.10 Security
This Charge creates those Security Interests it purports to create and is not liable to be avoided or otherwise set aside on the insolvency or liquidation of the Chargor or otherwise.

4.11 Litigation

There is no litigation, arbitration or administration proceeding presently current or pending or threatened against the Chargor or the Company.

4.12 Winding-up

No meeting has been convened, order made or resolution passed for the winding-up of the Chargor or the Company, no such step is intended by either the Chargor or the Company and, so far as it is aware, no petition, application or the like is outstanding for its winding-up.

4.13 Times for making representations and warranties

The representations and warranties set out in this Clause 4 are made on the date of this Charge and are deemed to be repeated by the Chargor on each day during the Security Period with reference to the facts and circumstances then existing.

4.14 Information and documents

All information, documents and other evidence submitted in writing to the Security Agent pursuant to this Charge are true, complete, accurate and updated in all material respects as at the date that such information, documents and other evidence were submitted.

4.15 Full disclosure

It has disclosed in writing to the Security Agent all facts relating to the Chargor, this Charge, the Secured Liabilities, the Related Rights and the Shares and all things in connection with them, which are material to the assessment of the nature and amount of the risk undertaken by the Security Agent in entering into any transaction relating to this Charge and doing anything in connection with this Charge or a transaction relating to it, including (but not limited to) all of its interests in the Shares.

5 UNDERTAKINGS

5.1 Duration

The undertakings in this Clause 5 remain in force throughout the Security Period.

5.2 Restrictions on dealing

The Chargor shall not:

(a)	create or permit to subsist any Security Interest on any of the Shares or the Related Rights other than any Security Interest created by this Charge; or

(b)	sell, lease, transfer or otherwise dispose of any of the Shares or the Related Rights or permit the same to occur; or

(c)	take or permit the taking of any action which may result in the rights attaching to any of the Shares or the Related Rights being altered or further shares in the Company being issued; or

(d)	do or cause or permit to be done anything which may in some way depreciate, jeopardise or otherwise prejudice the value to the Security Agent of the Shares or the Related Rights.

5.3 Deposit of Shares

The Chargor shall:

(a)
forthwith upon execution of this Charge, deposit with the Security Agent, or as the Security Agent may direct, all original certificates and other documents of title or evidence of ownership in relation to the Shares and the Related Rights;

(b)
execute and deliver to the Security Agent all share transfers and other documents which may be requested by the Security Agent in order to enable the Security Agent or its nominees to be registered as the owner or otherwise obtain a legal title to the Shares and their Related Rights, including forthwith upon execution of this Charge, the executed, but undated blank share transfer form in the form set out in Schedule 5;

(c)
forthwith upon execution of this Charge, deposit with the Security Agent with respect to the Company a signed undated resignation of each director of the Company (incorporating a confirmation of no claim against the Company for compensation for loss of office or otherwise), together with a signed authority from each such director authorising the Chargee to make use of such resignation upon and/or at any time after the occurrence of an Event of Default (in the form set out in Schedule 3);

(d)
forthwith upon execution of this Charge, deposit with the Security Agent signed undated resolutions of all the directors of the Company approving (1) the resignation of each such director, (2) the appointment as directors in their place of such persons as the Security Agent may nominate and (3) the registration of any transfer of the Shares pursuant to this Charge, together with a signed authority from each such director authorising the Security Agent to make use of such resolutions upon and/or at any time after the occurrence of an Event of Default;

(e)
on or before execution of this Charge, deposit with the Security Agent an undertaking, duly executed by the Company and all the directors of the Company, by which the Company and such directors undertake to register any transfer of the Shares pursuant to this Charge, in the form set out in Schedule 2;

(f)	not without the prior written consent of the Security Agent permit the appointment or removal of any director of the Company;

(g)
immediately upon the appointment, removal or resignation of any director of the Company, to deposit with the Security Agent (1) a resignation and authority of such director (if appointed) complying with clause 5.3(c) and (2) replacements for the documents referred to in clauses 5.3(d) and 5.3(e) reflecting such appointment, removal or resignation;

(h)
save as permitted under the Indentures, not without the prior written consent of the Security Agent permit the issue by the Company of any or (except pursuant to this Charge) the transfer of any shares issued by the Company;

(i)	forthwith upon execution of this Charge, deposit with the Security Agent with respect to the Chargor an executed Irrevocable Proxy, in the form set out in Schedule 4; and

(j)
upon the Chargor becoming the registered owner of and receiving share certificates in respect of any shares in the share capital of the Company in addition to the Shares after the date hereof which have been acquired in exchange for or following the conversion or reclassification of any of the Shares, deliver such share certificates to the Security Agent and share transfer form(s) which have been duly executed in blank by it or its nominee(s) (as applicable) in favour of the Security Agent, as appropriate, in respect of such shares in the form set out in Schedule 5.

5.4 Payment obligations in respect of the Shares

(a)
The Chargor shall make all payments due and payable in respect of any of the Shares or the Related Rights and if it fails to do so the Security Agent may (but is not obliged to) make any such payment on behalf of the Chargor. The Chargor shall forthwith on demand reimburse the Security Agent for any payment made by the Security Agent pursuant to this paragraph together with interest at the Default Rate from the date of payment by the Security Agent up to and including the date of reimbursement by the Chargor.

(b)	The Chargor shall comply with all other conditions and obligations in respect of any of the Shares or the Related Rights.

(c)
The Security Agent is not obliged to carry out any obligation of the Chargor in respect of any of the Shares or the Related Rights or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it or the Chargor, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled under this Charge.

(d)
The Chargor shall ensure that the Shares are at all times free from any restriction on transfer by the Security Agent or its nominee or any Receiver to perfect or enforce the Security Interests created by or pursuant to this Charge and procure that the board of directors of the Company approves any transfer of the Shares in the Company desired to be made by the Security Agent or its nominee or any Receiver in the exercise of the rights, powers and remedies conferred upon it by this Charge or by law.

(e)
Unless retention is permitted by clause 7.2(b) or otherwise agreed in writing by the Security Agent, the Chargor shall account to the Security Agent, promptly following receipt, for all moneys received before or after the occurrence of an Event of Default in respect of the Shares and Related Rights and, pending payment of such moneys to the Security Agent, to hold such moneys on trust for the Security Agent.

(f)	The Chargor shall notify the Security Agent of the contents of any communication or document received by it in relation to any of the Shares.

(g)
The Chargor shall make all such filings and registrations and shall execute all such documents and do all such acts and take all such other steps as may be necessary, desirable or convenient, in the Security Agent’s sole discretion, in connection with the creation, perfection or protection of the Security Interests created by or pursuant to this Charge and pay (or procure payment of) all application, registration, renewal and other fees in respect of the same, when the same have become due and payable.

(h)	The Chargor shall procure that no amendment or supplement is made to the memorandum or articles of association of the Company without the prior written consent of the Security Agent.

(i)
The Chargor shall procure that the Company makes a notation of this Charge on its register of members in form and substance satisfactory to the Security Agent and files a copy thereof at the Registry of Corporate Affairs in the BVI.

5.5 Additional Shares

If the Chargor receives any Additional Shares, sub-clauses 5.3(a), (b), (d), (e) and (i) and sub-clause 5.4 shall apply to the Additional Shares.
5.6 Other obligations in respect of the Shares and the Related Rights

(a)
The Chargor must promptly copy to the Security Agent and comply with all requests for information which is within its knowledge and which are made under any statutory or regulatory provisions relevant to or binding on the Chargor, the Shares and/or any Related Rights or any similar provision contained in any articles of association or other constitutional document relating to the Shares or the Related Rights. If it fails to do so, the Security Agent may elect to provide such information as it may have on behalf of the Chargor.

(b)	The Chargor must comply with all other conditions and obligations assumed by it in respect of the Shares and the Related Rights.

(c)	The Security Agent is not obliged to:

(i)	perform any obligation of the Chargor; or

(ii)
make any payment, or make any enquiry as to the nature or sufficiency of any payment received by it or the Chargor or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may be entitled under this Charge, in respect of the Shares or the Related Rights.

6. WHEN SECURITY BECOMES ENFORCEABLE

(a)	Upon the occurrence of an Event of Default, the Chargor shall be in default under this Charge.

(b)	The restriction on the consolidation of mortgages and on power of sale imposed by sections 35 and 40 respectively of the Act shall not apply to the security constituted by this Charge.

(c)
The power to sell or dispose of the Charged Property and other powers conferred by sections 38 and 39 of the Act, section 66 of the BCA and all other enforcement powers conferred by this Charge shall be immediately exercisable and the security constituted by this Charge is enforceable at any time after one day has elapsed following the Chargor being in default under paragraph (a) above and having been notified and required to rectify such matter by the Security Agent.

7. ENFORCEMENT OF SECURITY

7.1 General

For the purposes of all powers implied by statute, the Secured Liabilities are deemed to have become due on the date of this Charge.

7.2 Shares

(a)
After the security constituted by this Charge has become enforceable, and without limiting any other rights of the Security Agent under this Charge or at law, the Security Agent shall have the rights set out in Schedule 1 and, in addition, may:

(i)	sell all or any of the Shares or Related Rights in any manner permitted by law upon such terms as the Security Agent in good faith determines;

(ii)	collect, recover or compromise and give a good discharge for any money payable to the Chargor in respect of the Shares or Related Rights or in connection with this Charge;

(iii)
take any action against any institution as the Security Agent in its sole discretion may determine to be necessary in order to enforce the Security Agent’s rights under the Shares or Related Rights or this Charge; and

(iv)
exercise (in the name of the Chargor and without any further consent or authority on the part of the Chargor) any voting rights and any powers or rights which may be exercised by the person or persons in whose name any Share or its Related Rights are registered or who is the holder of any of them or otherwise.

(b)
Until such time the security created by this Charge shall become enforceable, the voting rights, powers and other rights in respect of the Shares shall (if exercisable by the Security Agent) be exercised in any manner which the Chargor may direct in writing provided that such exercise would not (in the absolute discretion of the Security Agent) prejudice the security created by this Charge and is not otherwise inconsistent with the terms of this Charge.

7.3 No obligation on Security Agent

       The Chargor agrees and acknowledges that the Security Agent need not:

(a)	do anything to obtain payment of any dividends or other income in respect of the Shares or the Related Rights; or

(b)	vote at any meeting of shareholders of the Company; or

(c)	exercise rights in respect of the Shares or the Related Rights; or

(d)	sell the Shares or Related Rights,

even if it has reason to believe that the value of the Shares or the Related Rights may fall. The Security Agent is not responsible for loss as a result of such a failure to act or delay in so acting.

7.4 Order of enforcement

         The Security Agent may enforce this Charge before it enforces other rights or remedies:

(a)	against any other person; or

(b)	under another document.

                 If the Security Agent has more than one encumbrance, it may enforce them in any order it chooses.

7.5 No notice required unless mandatory

Neither the Security Agent nor any Receiver need give to the Chargor any notice or demand or allow time to elapse before exercising a right under this Charge or conferred by law (including a right to sell) unless the notice, demand or lapse of time is required by law and cannot be excluded.

7.6 Mandatory notice period

If the law requires that a period of notice must be given or a lapse of time must occur or be permitted before a right under this Charge or conferred by law may be exercised, then:

(a)	when a period of notice or lapse of time is mandatory, that period of notice must be given or that lapse of time must occur or be permitted by the Security Agent; or

(b)
when the law provides that a period of notice or lapse of time may be stipulated or fixed by this Charge, then one day is stipulated and fixed as that period of notice or lapse of time including, if applicable, as the period of notice or lapse of time during which:

(i)	an Event of Default must continue before a notice is given or requirement otherwise made for payment of the Secured Liabilities or the observance of other obligations under this Charge; and
(ii)
a notice or request for payment of the Secured Liabilities or the observance of other obligations under this Charge must remain not complied with before the Security Agent or a Receiver may exercise rights.

7.7 Contingencies

(a)
If the Security Agent enforces the security constituted by this Charge at a time when no amounts are due under the Secured Liabilities or this Charge but at a time when amounts may or will become so due, the Security Agent (or the Receiver) may pay the proceeds of any recoveries effected by it into a suspense account.

(b)	The Security Agent (or a Receiver) may (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of the suspense account to:

(i)	meet all costs, charges and expenses incurred and payments made by the Security Agent (or such Receiver) in the course of such enforcement;

(ii)	pay remuneration to the Receiver as and when the same becomes due and payable; and

(iii)	meet amounts due and payable under the Secured Liabilities and this Charge as and when the same become due and payable,

in each case, together with interest thereon (as well after as before judgment and payable on demand) at the Default Rate from the date the same become due and payable until the date the same are unconditionally and irrevocably paid and discharged in full.

(c)	The Chargor will not be entitled to withdraw all or any moneys (including interest) standing to the credit of the suspense account until the expiry of the Security Period.

7.8 Privileges

Each Receiver and the Security Agent is entitled to all the rights, powers, privileges and immunities conferred by the Act on mortgagees and receivers when such receivers have been duly appointed under the Act, except that Section 40 of the Act does not apply.

7.9 Protection of third parties

No person (including a purchaser) dealing with the Security Agent or a Receiver or the agents of either will be concerned to enquire:

(a)	whether the Secured Liabilities have become payable; or

(b)	whether any power which the Security Agent or the Receiver is purporting to exercise has become exercisable; or

(c)	whether any money remains due under the Indentures or this Charge; or

(d)	how any money paid to the Security Agent or to the Receiver is to be applied.

7.10 Redemption of prior Mortgages

At any time after the security constituted by this Charge has become enforceable, the Security Agent may:

(a)	redeem any prior Security Interest against any of the Shares or the Related Rights; and/or

(b)	procure the transfer of that Security Interest to itself; and/or

(c)	settle and pass the accounts of the prior mortgagee, chargee or encumbrancer and any accounts settled and passed will be conclusive and binding on the Chargor.

The Chargor shall pay on demand all principal moneys, interest, costs, charges and expenses in connection with any redemption and/or transfer.

8 NO LIABILITY AS MORTGAGEE

8.1 No liability as mortgagee in possession

Neither the Security Agent nor any Receiver will be liable, by reason of taking possession of any of the Shares or the Related Rights, to account as mortgagee in possession or for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable except for any loss incurred by the gross negligence or wilful misconduct of either the Security Agent or Receiver.

8.2 Agent of the Chargor

Each Receiver is deemed to be the agent of the Chargor for all purposes and accordingly is deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Act. The Chargor alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him and the Security Agent shall not incur any liability (either to the Chargor or to any other person) by reason of the Security Agent making his appointment as a Receiver or for any other reason.

9. RECEIVER

9.1 Appointment of Receiver

At any time after the security constituted by this Charge becomes enforceable, or if the Chargor so requests the Security Agent in writing, at any time, the Security Agent may without further notice appoint under seal or in writing under its hand any one or more persons to be a Receiver of all or any part of any of the Shares or the Related Rights in like manner in every respect as if the Security Agent had become entitled under the Act or the BCA to exercise the power of sale conferred under the Act or the BCA.

9.2 Removal

The Security Agent may by writing under its hand:

(a)	remove any Receiver appointed by it; and

(b)	may, whenever it deems it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

9.3 Remuneration

The Security Agent may fix the remuneration of any Receiver appointed by it.

9.4 Relationship with Security Agent

To the fullest extent permitted by law, any right, power or discretion conferred by this Charge (either expressly or impliedly) upon a Receiver of any of the Shares or the Related Rights may after the security created by this Charge becomes enforceable be exercised by the Security Agent in relation to any of the Shares or the Related Rights without first appointing a Receiver or notwithstanding the appointment of a Receiver.

10. POWERS OF RECEIVER

10.1 General

(a)
Each Receiver has, and is entitled to exercise, all of the rights, powers and discretions set out below in this Clause 10 in addition to those conferred by the Act or the BCA on any receiver appointed under the Act or the BCA.

(b)
If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Charge individually and to the exclusion of any other Receivers.

10.2 Possession

A Receiver may take immediate possession of, collect and get in any of the Shares or the Related Rights or any part thereof and for that purpose take such proceedings as may seem to the Receiver expedient to recover possession of any of the Shares or the Related Rights.

10.3 Sale of assets

A Receiver may sell, dispose of, exchange, convert into money and realise any of the Shares or the Related Rights by public auction or private contract and generally in any manner and on any terms which he thinks proper. Without prejudice to the generality of the foregoing he may do any of these things for consideration comprising cash, securities, debentures or other obligations, shares, stock or any other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he thinks fit.

10.4 Borrow Money

A Receiver may for the purpose of exercising any of the powers, authorities and discretions conferred on him by or pursuant to this Charge and/or of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise of such powers, authorities and discretions or for any other purpose, raise and borrow money either unsecured or on the security of any of the Shares or the Related Rights or any part of them either in priority to the security constituted by this Charge or otherwise and generally on such terms and conditions as he may think fit and no person lending such money shall be concerned to enquire as to the propriety or purpose of the exercise of such power or to see to the application of money so raised or borrowed.

10.5 Compromise

A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Chargor or relating in any way to any of the Shares or the Related Rights.

10.6 Legal actions

A Receiver may commence, continue, discontinue, enforce or defend all such actions, suits and proceedings in relation to any of the Shares or the Related Rights as may seem to him to be expedient including in relation to the liquidation of the Company.

10.7 Appointment of professionals

A Receiver may appoint a solicitor or accountant or other professionally qualified person to assist him in the performance of his functions.

10.8 Realisation
A Receiver may do all such things as may be necessary for the realisation of any of the Shares or the Related Rights.

10.9 Payments

A Receiver may make a payment which is necessary or incidental to the performance of his functions.

10.10 Receipts

A Receiver may give valid receipts for all moneys or dividends and execute all assurances and things which may be proper or desirable for realising any of the Shares or the Related Rights.

10.11 Delegation

A Receiver may delegate his powers in accordance with Clause 15 (Delegation).

10.12 Other powers

A Receiver may:

(a)
do all other acts and things which he may consider desirable or necessary for realising any of the Shares or the Related Rights or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Charge; and

(b)	exercise in relation to any of the Shares or the Related Rights all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of the same,

and may use the name of the Chargor for any of the above purposes.

11. APPLICATION OF PROCEEDS

Any moneys received by the Security Agent or any Receiver after the security constituted by this Charge has become enforceable shall be applied in the following order of priority (but without prejudice to the right of the Security Agent to recover any shortfall from the Chargor or any other party):

(a)
in satisfaction of, or provision for, all costs and expenses incurred by the Security Agent or any Receiver (including costs and expenses incurred by the Security Agent or any Receiver in the course of carrying on the business of the Chargor) and of all remuneration due to any Receiver under this Charge;

(b)	subject to Clause 18.5 in or towards payment of the Secured Liabilities or such part of them as is then due and payable; and

(c)
in payment of the surplus (if any) to the Chargor or other person entitled to it. In doing so, it does not incur any liability to the Chargor. The Security Agent is not required to pay the Chargor interest on any money remaining after the Secured Liabilities are paid.

12. EXPENSES AND INDEMNITY

The Chargor irrevocably and unconditionally agrees as a primary obligation to pay to the Security Agent from time to time on demand all costs and expenses (including legal fees on a full indemnity basis) incurred or suffered in connection with (a) their appointment or involvement hereunder or the exercise of any of their powers or duties hereunder or the taking of any acts in accordance with the terms of this Charge or its usual practice; (b) any instruction or other direction upon which the Security Agent may rely under this Charge as well as the costs and expenses incurred by an indemnified party of defending itself against or investigating any claim or liability with respect of the foregoing; and (c) this Charge by the Security Agent, its directors, officers, employees and agents, any Receiver, attorney, manager, agent or other person appointed by the Security Agent under this Charge and keep each of them indemnified against any failure or delay in paying the same. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the indemnified party or the termination of this Charge.

13. PAYMENTS
The Chargor agrees to make payments under this Charge:

(c)	in full without set-off or counterclaim, and without any deduction in respect of taxes unless prohibited by law; and

(d)	the currency in which the payment is due.

14. EXPERT ADVICE

The Security Agent shall engage and consult, at the expense of the Chargor, with any legal adviser and professional adviser selected by it and rely upon any advice so obtained and each of its respective directors, officers, employees and duly appointed agents shall be protected and shall not be liable in respect of any action taken, or omitted to be done or suffered to be taken, in accordance with such advice.

15. DELEGATION

The Security Agent and any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by them under this Charge and will notify the Chargor in writing within 14 days of such appointments. Any such delegation may be made upon the terms (including power to sub-delegate) and subject to any regulations which the Security Agent or such Receiver (as the case may be) may think fit. Neither the Security Agent nor any Receiver will be in any way liable or responsible to the Chargor for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

16. FURTHER ASSURANCES

The Chargor shall, at its own expense, take whatever action the Security Agent or a Receiver, each in its sole discretion, may require for:

(a)	perfecting or protecting the security intended to be created by this Charge over any of the Shares or the Related Rights and the priority of such security; and

(b)
facilitating the realisation of any of the Shares or the Related Rights or the exercise of any right, power or discretion exercisable, by the Security Agent or any Receiver or any of its or their delegates or sub-delegates in respect of any of the Shares or the Related Rights, including the execution of any transfer, conveyance, assignment or assurance of any property whether to the Security Agent or to its nominees, and the giving of any notice, order or direction and the making of any registration, which in any such case, the Security Agent or a Receiver may think expedient.

17. POWER OF ATTORNEY

The Chargor, by way of security, irrevocably and severally appoints, with full power of substitution, the Security Agent, each Receiver and any of their delegates or sub-delegates to be its attorney to take any action which the Chargor is obliged to take under this Charge after this Charge becomes enforceable in relation to the Shares and any Additional Shares, or under the Act or the BCA, including under Clause 16 (Further Assurances). The Chargor ratifies and confirms whatever any attorney does or purports to do pursuant to its appointment under this Clause 17.

18. PRESERVATION OF SECURITY

18.1 Continuing security

The security constituted by this Charge is continuing and will extend to the ultimate balance of the Secured Liabilities regardless of any intermediate payment or discharge in whole or in part.

18.2 Reinstatement

(a)
Where any discharge (whether in respect of the obligations under this Charge, any other security or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Chargor under this Charge shall continue as if the discharge or arrangement had not occurred. The Security Agent shall be entitled to recover the value or amount of that security or payment from the Chargor, as if the payment, discharge, avoidance or reduction had not occurred.

(b) On request from the Security Agent, the Chargor agrees to do anything (including signing any document) to restore to the Security Agent any security (including this Charge) it held from the Chargor immediately before the discharge or arrangement.
(c)	The Security Agent may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

(d)
The Chargor’s obligations under this clause are continuing obligations, independent of the Chargor’s other obligations under this Charge and continue after the expiry of the Security Period or the unconditional release of this Charge.

18.3 Waiver of defences

The obligations of the Chargor under this Charge and this security will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Charge or this security or prejudice or diminish those obligations or this security in whole or in part, including (whether or not known to the Security Agent):

(a)	any time or waiver granted to, or composition with, the Chargor, the Company or any other person;

(b)	the release of the Company, the Chargor or any other person under the terms of any composition or arrangement with any creditor of the Company or the Chargor;

(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Company, the Chargor or any other person or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any security;

(d)	any incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of, the Company, the Chargor or any other person;

(e)
any variation (however fundamental) or replacement of the Indentures or any other document or security so that references to the Indentures or other document in this Clause shall include each variation or replacement;

(f)
any unenforceability, illegality or invalidity of any obligation of any person under the Indentures or any other document or security, to the intent that the Chargor's obligations under this Charge shall remain in full force and be construed accordingly, as if there were no unenforceability, illegality or invalidity; or

(g)
any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of the Company or any other person under the Indentures or otherwise resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order so that each such obligation shall for the purposes of the Chargor's obligations under this Charge be construed as if there were no such circumstance.

18.4 Immediate recourse

The Chargor waives any right it may have of first requiring the Security Agent (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Chargor under this Charge.

18.5 Appropriations

The Security Agent (or any trustee or agent on its behalf) may at any time during the Security Period:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by it (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Chargor shall not be entitled to the benefit of the same; and

(b)
hold any moneys received from the Chargor or on account of the liability of the Chargor under this Charge in a suspense account or apply the same in payment to the Noteholders for application in or towards the discharge of those amounts in such manner and order as they see fit.

18.6 Non-competition

The Chargor shall not, at any time during the Security Period, after a claim or sale has been made under this Charge or by virtue of any payment or performance by it under this Charge:

(a)
be subrogated to any rights, security or moneys held, received or receivable by the Security Agent (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Chargor's liability under this Charge;

(b)	claim, rank, prove or vote as a creditor of the Company or its estate in competition with the Security Agent (or any trustee or agent on its behalf); or

(c)	receive, claim or have the benefit of any payment, distribution or security from or on account of the Company, or exercise any right of set-off as against the Company,

unless the Security Agent otherwise directs. The Chargor shall hold in trust for and forthwith pay or transfer to the Security Agent any payment or distribution or benefit of security received by it contrary to this Clause 18.6 or as directed by the Security Agent.

18.7 Additional security

The security constituted by this Charge is in addition to and is not in any way prejudiced by any other security now or subsequently held by the Security Agent for any of the Secured Liabilities.

19. SECURITY AGENT’S ROLE

(a)
At any time when the Security Agent is required or entitled to exercise any discretion or power, take any action, make any decision, form any opinion or give any direction pursuant to this Charge or otherwise in respect of the Shares or the Related Rights (including, without limitation, any such exercise of discretion or power, or the taking of any action, the making of any decision or giving of any direction in the name of the Chargor pursuant to the provisions of this Charge), the Security Agent shall act solely on the instructions of the Trustee subject to being indemnified to its satisfaction.

(b)
As regards the exercise and performance of all powers, authorities, duties and discretions of the Security Agent under this Charge, except where expressly provided otherwise, the Security Agent shall act only in accordance with the instructions of the Trustee and the Chargor shall not have any claim against the Security Agent for acting or refraining from acting as aforesaid.

(c)
The Chargor hereby releases and indemnifies the Security Agent from all and any losses related to or in any way howsoever arising in connection with this Charge (including present, contingent and future claims).

(d)	The Security Agent may act through its personnel, agents, affiliates and/or branches.

(e)
Without limiting paragraph (f) below, the Security Agent will not be liable for any action taken by it under or in connection with this Charge, unless directly caused by its gross negligence or wilful misconduct.

(f)
The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Indentures or this Charge to be paid by it if it has taken all necessary steps as soon as reasonably practicable to comply with any applicable laws in any relevant jurisdiction and/or the regulations or operating procedures of any recognised clearing or settlement system used by it for that purpose.

20. MISCELLANEOUS

20.1 New Accounts

If the Security Agent receives, or is deemed to be affected by, notice, whether actual or constructive, of any subsequent charge or other interest affecting any of the Shares or the Related Rights and/or the proceeds of sale of any of the Shares or the Related Rights, the Security Agent and/or the Noteholders may open a new account with the Chargor. If the Security Agent and/or the Noteholders do not open a new account, they shall nevertheless be treated as if they had done so at the time when the Security Agent received or was deemed to have received notice. As from that time all payments made to the Security Agent and/or the Noteholders will be credited or be treated as having been credited to the new account and will not operate to reduce any amount for which this Charge is security.

20.2 Evidence and calculations

Any certification or determination by the Security Agent of a rate or amount under the Charge (or the Indentures) is conclusive evidence of the matters to which it relates.

20.3 Stamp duties

The Chargor will pay or procure the payment when due of all present and future registration fees, stamp duties and other similar tax which is or becomes payable in relation to this Charge and keep the Security Agent indemnified against any failure or delay in paying them.

20.4 Covenant to pay

    The Chargor must pay or discharge the Secured Liabilities in the manner provided for in the Indentures.

20.5 Prompt performance

    Subject to clause 20.11 (Time of the essence):

(a)	if this Charge specifies when the Chargor agrees to perform an obligation, the Chargor agrees to perform it by the time specified; and

(b)	the Chargor agrees to perform all other obligations promptly.

20.6 Conflict of interest

The Security Agent’s and any Receiver’s rights and remedies under this Charge may be exercised even if this involves a conflict of duty or the Security Agent or Receiver has a personal interest in their exercise.

20.7 Remedies cumulative

The rights and remedies of the Security Agent or a Receiver under this Charge are in addition to other rights and remedies given by law independently of this Charge.

20.8 Indemnities

The indemnities in this Charge are continuing obligations, independent of the Chargor’s other obligations under this Charge and continue after this Charge ends. It is not necessary for the Security Agent to incur expense or make payment before enforcing a right of indemnity under this Charge.

20.9 Inconsistent law

To the extent permitted by law, this Charge prevails to the extent it is inconsistent with any law.

20.10 Supervening legislation

Any present or future legislation which operates to vary the obligations of the Chargor in connection with this Charge with the result that the Security Agent’s rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

20.11 Time of the essence

Time is of the essence in this Charge in respect of an obligation of the Chargor to pay money.

20.12 No liability on Security Agent

The Security Agent shall not be liable for any loss of any kind (including but not limited to any loss arising from changes in exchange rates) which may occur as a result of the exercise or purported exercise of, or any delay or neglect to exercise, any of its rights or remedies under this Charge.

20.13 Set-off

The Security Agent may set off any obligations (whether or not matured) owed by the Chargor under this Charge (to the extent beneficially owned by it) against any obligation (whether or not matured) owed by the Security Agent to the Chargor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Security Agent may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Security Agent may set off in an amount estimated by it in good faith to be the amount of that obligation.

The Security Agent may do anything necessary to effect any set-off under this clause (including varying the date for payment of any amount owing by the Security Agent to the Chargor and making currency exchanges). This clause applies despite any other agreement between the Chargor and the Security Agent.

20.14 Currency Indemnity

(a)
If the Security Agent receives an amount in respect of the Chargor's liability under this Charge or if that liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "contractual currency") in which the amount is expressed to be payable under this Charge:

(i)	the Chargor shall indemnify the Security Agent as an independent obligation against any loss or liability arising out of or as a result of the conversion;

(ii)
if the amount received by the Security Agent, when converted into the contractual currency at a market rate in the usual course of its business, is less than the amount owed in the contractual currency, the Chargor shall forthwith on demand pay the Security Agent an amount in the contractual currency equal to the deficit; and

(iii)	the Chargor shall forthwith on demand pay to the Security Agent any exchange costs and taxes payable in connection with any such conversion.

(b)	The Chargor waives any right it may have in any jurisdiction to pay any amount under this Charge in a currency other than that in which it is expressed to be payable.

20.15 Amendments

No amendment, modification, termination or waiver of any provision of this Charge, and no consent to any departure by the Chargor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Security Agent and, in the case of any such amendment or modification, by the Chargor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

21. CHANGES TO THE PARTIES

21.1 Transfers by the Chargor

The Chargor may not assign, transfer, novate or dispose of its rights and/or obligations under this Charge.

21.2 Transfers by Security Agent

The Security Agent may assign, transfer, novate or dispose of all or any part of its rights and/or obligations under this Charge and in contemplation of such transfer may disclose to a potential transferor or to any person who may otherwise enter into contractual relations with the Security Agent in relation to the Indentures such information about the Chargor and the Company as the Security Agent shall consider appropriate.

21.3 Resignation or change of Security Agent

The Chargor acknowledges that the person acting as Security Agent under this Charge may be replaced or resign from time to time and that any person agreeing to act as successor and so appointed shall become the Security Agent under this Charge and be entitled to exercise all rights and powers vested hereunder.

22. SEVERABILITY

If a provision of this Charge is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

(a)	the validity or enforceability in that jurisdiction of any other provision of this Charge; or

(b)	the validity or enforceability in other jurisdictions of that or any other provision of this Charge.

23. COUNTERPARTS

This Charge may be executed in any number of counterparts, and this has the same effect as if the signatures or seals on the counterparts were on a single copy of this Charge.

24. NOTICES

24.1 Giving of notices

All notices or other communications under or in connection with this Charge shall be given in writing and, unless otherwise stated, may be made by facsimile. Any such notice will be deemed to be given as follows:

(a) if by letter, when delivered; or

(b) if by facsimile, when received in legible form.

However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

24.2 Addresses for notices

(a)	The address and facsimile number of the Chargor are:

Address:	1603-1604, Tower B Fortune Centre Ao City, Beiyuan Road,, Chaoyang District, Beijing, P.R. China 100107
Fax Number:	Chief Financial Officer
Attention:	+86 10 8492 8665

or such other as the Chargor may notify to the Security Agent by not less than 10 days notice in writing; and

(b)	The address and facsimile number of the Security Agent are:

Address:	55th Floor Cheung Kong Center, 2 Queen’s Road Central, Hong Kong
Fax Number:	+852 2203 7320
Attention:	The Managing Director

or such other as the Security Agent may notify to the Chargor by not less than 10 days notice in writing.

25. RELEASE

Upon the expiry of the Security Period (but not otherwise), the Security Agent shall, at the request and cost of the Chargor, take whatever action is necessary to release the Shares and the Related Rights from the security constituted by this Charge.

26. LANGUAGE

(a) Any notice given under or in connection with this Charge shall be in English.

(b) All other documents provided under or in connection with this Charge shall be:

(i)	in English; or

(ii)	if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

27. DISPUTE RESOLUTION

27.1 Submission

For the benefit of the Security Agent, the Chargor agrees that the courts of the BVI have jurisdiction to settle any disputes in connection with this Charge and accordingly submits to the jurisdiction of the BVI courts.

27.2 Service of process

Without prejudice to any other mode of service, the Chargor:

(a)	irrevocably appoints as its agent for service of process the Company in relation to any proceedings before the BVI courts in connection with this Charge;

(b)	agrees to maintain such an agent for service of process in the BVI during the Security Period;

(c)	agrees that failure by a process agent to notify the Chargor of the process will not invalidate the proceedings concerned;

(d)
consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying under Clause 24.2 (Addresses for notices); and

(e)
agrees that if the appointment of any person mentioned in paragraph (a) above ceases to be effective, the Chargor shall immediately appoint a further person in the BVI to accept service of process on its behalf in the BVI and, failing such appointment within 15 days, the Security Agent is entitled to appoint such a person by notice to the Chargor.

27.3 Forum convenience and enforcement abroad

The Chargor:

(a)	waives objection to the BVI courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Charge;

(b)	agrees that a judgment or order of a BVI court in connection with this Charge is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction; and

(c)
irrevocably and unconditionally waives to the fullest extent permitted by applicable law any right it may have in any suit, action or proceedings brought in a BVI court arising out of or in connection with this Charge to require the Bank to post security for the costs of the Chargor or to post a bond or to take similar action.

27.4 Non-exclusivity

Nothing in this Clause 27 limits the right of the Security Agent to bring proceedings against the Chargor in connection with this Charge:

(a) in any other court of competent jurisdiction; or

(b) concurrently in more than one jurisdiction.

25. WAIVER OF IMMUNITY

The Chargor irrevocably and unconditionally:

(a)
agrees that if the Security Agent brings proceedings against it or its assets in relation to this Charge, no immunity from those proceedings (including suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) will be claimed by or on behalf of itself or with respect to its assets;

(b)	waives any such right of immunity which it or its assets now has or may subsequently acquire; and

(c)
consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with those proceedings, including, the making, enforcement or execution against any assets whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in those proceedings.

26. GOVERNING LAW

This Charge is governed by BVI law.

This Charge has been delivered as a deed on the date stated at the beginning of this Charge.

SCHEDULE 1
RIGHTS OF THE SECURITY AGENT

The Security Agent shall have the right, either in its own name or in the name of the Chargor or otherwise and in such manner and upon such terms and conditions as the Security Agent thinks fit, and either alone or jointly with any other person:

(a) Take possession
to take possession of the Shares, and to require payment to it of all dividends;

(b) Deal with the Shares
to sell, transfer, assign, exchange or otherwise dispose of or realise the Shares and Related Rights to any person either by public offer or auction, tender or private contract and for a consideration of any kind (which may be payable or delivered in one amount or by instalments spread over a period or deferred);

(c) Borrow money
to borrow or raise money either unsecured or on the security of the Shares or Related Rights (either in priority to the Charges or otherwise);

(d) Rights of ownership
to exercise and do (or permit the Chargor or any nominee of it to exercise and do) all such rights and things as the Security Agent would be capable of exercising or doing if it were the absolute beneficial owner of the Shares and Related Rights;

(e) Claims
to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person relating to the Shares or the Related Rights;

(f) Legal actions
to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Shares or the Related Rights;

(g) Redemption of Security
to redeem any Security (whether or not having priority to the Charges) over the Shares or the Related Rights and to settle the accounts of any person with an interest in the Shares or the Related Rights; and

(h) Other powers
to do anything else it may think fit for the realisation of the Shares, the Related Rights or incidental to the exercise of any of the rights conferred on the Security Agent under or by virtue of the Indentures, this Charge, the Act or the BCA.

SCHEDULE 2

Acknowledgement and Agreement of Company and its Directors

I, the undersigned, on behalf of the Company and in my personal capacity as the Director of the Company, hereby acknowledge and agree to the charge dated 28 September 2007 and executed by Sinoenergy Corporation in favour of DB Trustees (Hong Kong) Limited over the Shares (the “Share Charge”) and I agree to approve any transfer of the Shares to the Security Agent or its nominee pursuant to the Share Charge and to enter the particulars of such transfer in the Register of Members of the Company.

Unless otherwise defined, capitalised terms defined in this acknowledgement and agreement shall have the same meaning as afforded to them in the Share Charge.

Dated: 9/28/07

/s/ Tianzhou Deng
(Director)

SCHEDULE 3

Sinoenergy Holding Limited (the “Company”)

RESIGNATION OF DIRECTOR

Akara Bldg,
24 De Castro Street,
Wickhams Cay I,
Road Town,
Tortola
BVI

Dear Sirs,

I hereby resign as a Director of the Company and from any and all other offices of the Company I may hold effective from today's date without claim or compensation for loss of office or otherwise.

This Resignation is issued pursuant to a Share Charge executed by the Company’s sole shareholder, Sinoenergy Corporation and dated 28 September 2007 in favour of DB Trustees (Hong Kong) Limited who are authorised to date and deliver this Resignation under the terms thereof.

DATED: 9/28/07

Yours faithfully,

/s/ Tianzhou Deng

SCHEDULE 4

Sinoenergy Corporation

502 East John Street, Carson City, Nevada, 89706

IRREVOCABLE PROXY

The undersigned being the owner of 50,000 ordinary shares ("Shares", which expression shall be deemed to include any further shares issued to the undersigned) of Sinoenergy Holding Limited ("Company"), a British Virgin Islands company, hereby make, constitute and appoint DB Trustees (Hong Kong) Limited ("Security Agent"), or any individual designated by the Security Agent, as proxy and attorney-in-fact of the undersigned with full power to appoint a representative or nominee or substitute to act hereunder from time to time to vote all or any of the Shares at all annual and extraordinary general meetings of shareholders of the Company and to sign any unanimous written resolutions of the shareholders of the Company with the same force and effect as the undersigned might or could do and the undersigned hereby ratifies and confirms all that the said proxy and attorney-in-fact or its representative or nominee or substitute shall do or cause to be done by virtue hereof.

The Shares have been mortgaged to the Security Agent pursuant to a share charge ("Charge") dated 28 September 2007 made between the undersigned and the Security Agent. This Proxy is coupled with an interest and is irrevocable and shall remain irrevocable as long as the Charge remains in effect.

IN WITNESS whereof this instrument has been duly executed as a Deed this 28th day of September 2007.

EXECUTED as a DEED by Sinoenergy Corporation in the presence of: ______ Witness	) ) ) ) ) ) ) )	/s/ Tianzhou Deng Director /s/ Yanying Liu Director/Secretary

SCHEDULE 5

SHARE TRANSFER FORM

FULL NAME AND ADDRESS OF TRANSFEROR:

Sinoenergy Corporation of 502 East John Street, Carson City, Nevada, 89706

FULL NAME AND ADDRESS OF TRANSFEREE:

FULL NAME OF COMPANY:

Sinoenergy Holding Limited

NUMBER AND FULL DESCRIPTION OF SHARES:

50,000 Ordinary Shares of US$1.00 each

CONSIDERATION:

The Transferor hereby transfers to the Transferee the shares described above free of all liens, charges and encumbrances and together with all rights now or hereafter attaching thereto, but subject to the Memorandum of Association and Articles of Association of the Company.

Duly signed this   day of September, 2007

The Transferor in the presence of:	/s/ Tianzhou Deng

WITNESS (Signature):	/s/ Yanying Liu

WITNESS (Name) Print:	Yanying Liu

WITNESS (Address) Print:	1603-1604, Torrer B Fortune Centre AuCity
Beiyuan Lu, Chaoyans District, Beijiag China

 SIGNATORIES TO THE MORTGAGE OF SHARES

Chargor

SIGNED and DELIVERED
As a Deed by
Sinoenergy Corporation
in the presence of:

Witness: /s/ Yanying Liu

Security Agent

SIGNED and DELIVERED	/s/ Choi Sing Liu
As a Deed by	Choi Sing Liu
DB Trustees (Hong Kong) Limited	Director
in the presence of:

Witness:	/s/ Chiu Kin Wing Edward
Chiu Kin Wing Edward
Authorized Signatory